UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 1, 2011

TALEO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51299	52-2190418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4140 Dublin Boulevard, Suite 400

Dublin, CA 94568

(Address of principal executive offices, including zip code)

(925) 452-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On April 1, 2011, Taleo Corporation (“Taleo”) completed its acquisition of Cytiva Software Inc., a British Columbia corporation (“Cytiva”), pursuant to an Acquisition Agreement for Plan of Arrangement (the “Acquisition Agreement”) by and among Taleo, Taleo Acquisition Corp., a British Columbia corporation and wholly-owned subsidiary of Taleo (“Sub”), and Cytiva. Pursuant to the Acquisition Agreement, Taleo acquired Cytiva through the acquisition by Sub of each outstanding security of Cytiva (the “Acquisition”).

Pursuant to the Acquisition Agreement, Taleo paid consideration consisting of approximately $11.0 million Canadian dollars in cash in exchange for all of the outstanding securities of Cytiva. Taleo did not assume any options or warrants to acquire Cytiva’s common shares. All options to acquire Cytiva’s common shares became immediately vested, cancelled and converted into a right to receive an amount in cash.

The foregoing description of the transactions consummated pursuant to the Acquisition Agreement is qualified in its entirety by reference to the Acquisition Agreement, which is filed as Exhibit 2.1 to Taleo’s Current Report on Form 8-K filed on February 1, 2011 and incorporated herein by reference.

Item 8.01	Other Events

On April 1, 2011, Taleo issued a press release announcing that it had completed its acquisition of Cytiva. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses acquired

(b) Pro forma financial information

Any financial statements or pro forma financial information will be filed by amendment to this Current Report on Form 8-K within seventy-one (71) calendar days from the date that this Current Report on Form 8-K must be filed.

(d)	Exhibits

Exhibit No.	Description
2.1	Acquisition Agreement for Plan of Arrangement dated January 31, 2011, by and among Taleo Corporation, Taleo Acquisition Corp. and Cytiva Software Inc. (which is incorporated herein by reference to Exhibit 2.1 to Taleo’s Current Report on Form 8-K (File No. 000-51299) filed on February 1, 2011).

99.1	Press release dated April 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEO CORPORATION

By:	/s/ Douglas C. Jeffries
Douglas C. Jeffries Executive Vice President and Chief Financial Officer

Date: April 1, 2011

EXHIBIT INDEX

Exhibit No.	Description
2.1	Acquisition Agreement for Plan of Arrangement dated January 31, 2011, by and among Taleo Corporation, Taleo Acquisition Corp. and Cytiva Software Inc. (which is incorporated herein by reference to Exhibit 2.1 to Taleo’s Current Report on Form 8-K (File No. 000-51299) filed on February 1, 2011).

99.1	Press release dated April 1, 2011.